UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 14, 2023
Date of Report (Date of earliest event reported)
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	98-1550429 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
__________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Changes in Registrant’s Certifying Accountant
The Audit Committee of the Board of Directors (the "Committee”) of Redwire Corporation (the “Company”) has completed a process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Committee invited several global independent registered public accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PwC”), which audited the Company’s consolidated financial statements since 2020.
On June 14, 2023, the Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to completion of KPMG’s standard client acceptance procedures and execution of an engagement letter. As a result, PwC was dismissed as the Company's independent registered public accounting firm, effective immediately.

The reports of PwC on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 14, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such fiscal years.

In the fiscal years ended December 31, 2022 and 2021 and in the subsequent interim period through June 14, 2023, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for identified material weaknesses in the Company’s internal control over financial reporting, including but not limited to: (i) the Company not having sufficient policies and procedures to consistently message and set certain aspects of an appropriate tone at the top; (ii) an insufficient complement of resources with an appropriate level of accounting knowledge, experience and training commensurate with our structure and financial reporting requirements to appropriately analyze, record and disclose accounting matters timely and accurately, and establish (a) appropriate segregation of duties in our finance and accounting functions and (b) effective processes and internal controls; (iii) the Company not designing and maintaining an effective risk assessment process at a precise enough level to identify new and evolving risks of material misstatements in the consolidated financial statements; (iv) the Company not designing and maintaining formal accounting policies, procedures and controls to achieve complete, accurate and timely financial accounting, reporting and disclosures; (v) the Company not designing and maintaining effective controls to address the identification of and accounting for certain non-routine, unusual or complex transactions; and (vi) the Company not designing and maintaining effective information technology (“IT”) general controls for information systems that are relevant to the preparation of the consolidated financial statements. The Company is in the process of implementing measures designed to improve its internal control over financial reporting and remediate the deficiencies that led to these material weaknesses. These material weaknesses and remediation plans are more fully described in Part I, Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2021, through quarter ended March 31, 2023, and in Part II, Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2022 and 2021, as filed with the Securities and Exchange Commission ("SEC").

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PwC a copy of the disclosures contained in this Form 8-K and requested that PwC furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of PwC’s letter, dated June 20, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period from January 1, 2023 through June 14, 2023, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K and the related instructions, respectively).

Item 9.01 - Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director